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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): MAY 13, 2003


                                    EGL, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                     000-27288               76-0094895
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)



  15350 VICKERY DRIVE, HOUSTON, TEXAS                          77032
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (281) 618-3100



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  The following exhibit is furnished pursuant to Item 12:

                           99.1 Press Release, dated May 13, 2003, reporting financial results of EGL, Inc. for the quarter ended March 31, 2003.

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATION AND FINANCIAL CONDITION)

         The press release attached hereto as Exhibit 99.1 reports financial results for the first quarter of 2003.

All of the information furnished in Item 9 and the accompanying exhibit will not be incorporated by reference into any registration statement filed by EGL under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by EGL, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of EGL or any of its affiliates.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 13, 2003             EGL, INC.



                                         By:   /s/ Elijio V. Serrano
                                            ----------------------------------
                                               Elijio V. Serrano
                                               Chief Financial Officer




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                                 EXHIBIT INDEX

        EXHIBIT
        NUMBER                          DESCRIPTION
        -------                         -----------
         99.1     Press Release, dated May 13, 2003, reporting financial results of EGL, Inc. for the quarter ended March 31, 2003.